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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 18, 2002
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                Cytec Employees' Savings and Profit Sharing Plan
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             (Exact name of registrant as specified in its charter)


         not applicable               1-12372*                   22-3268660
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


               c/o Cytec Industries Inc.
                5 Garret Mountain Plaza
                    West Paterson NJ                            07424
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (973) 357-3100
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     ......................................................................
          (Former name or former address, if changed since last report)


*Commission File Number for Cytec Industries Inc., the issuer of the securities held pursuant to the plan.

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (b) On June 10, 2002, Cytec Industries Inc. (the "Company") filed a Form 8-K disclosing the dismissal of KPMG LLP as principal accountant of Cytec Employees' Savings and Profit Sharing Plan (the "Plan") as of June 4, 2002. On June 18, 2002, the Company engaged Grant Thornton LLP as the Plan's new principal accountant. The Company is the issuer of the securities held pursuant to the Plan. The Company arranges and pays for the annual audit of the Plan's financial statements. The decision to retain Grant Thornton LLP was approved by the Plan Administrator.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cytec Employees' Savings and Profit
                                         Sharing Plan
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                                                       (Registrant)



Date     June 24, 2002                    /s/ J.E. Marosits
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                                          J.E. Marosits
                                          Plan Administrator




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